UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 14, 2006
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                         AFFINITY TECHNOLOGY GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                         0-28152                     57-0991269
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(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                    File Number)              Identification No.)
 Incorporation)


                              8807-A Two Notch Road
                         Columbia, South Carolina 29223
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               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (803) 758-2511
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations


Item 1.01.      Entry into a Material Definitive Agreement.

     (a) On July 14, 2006, the Compensation Committee (the "Committee") and the Board of Directors (the "Board") of Affinity Technology Group, Inc., a Delaware corporation ("Affinity"), approved the following compensation related matters:

     o The base salary payable to Joseph A. Boyle, President and Chief Executive Officer of Affinity, was increased to $250,000 per year. Effective July 3, 2006, Mr. Boyle resumed full-time employment with Affinity.

     o The base salary payable to S. Sean Douglas, Chief Operating Officer of Affinity, was increased to $125,000 per year.

     o    The following stock option awards were granted to the officers of
          Affinity:

                               No. of Shares
                              of Common Stock
        Officer              Underlying Award     Exercise Price         Term
        -------              ----------------     --------------         ----

     Joseph A. Boyle            2,500,000             $0.50            10 years

     S. Sean Douglas              850,000             $0.50            10 years

     One-third of such options are immediately exercisable, and the other two-thirds become exercisable in two equal annual installments on the first and second anniversaries of the date of grant.

     o The following stock option awards were granted to non-employee directors of Affinity:

                               No. of Shares
                              of Common Stock
       Director              Underlying Award     Exercise Price         Term
       --------              ----------------     --------------         ----

     Robert M. Price              250,000             $0.35            10 years
                                  250,000             $0.50            10 years

     Peter R. Wilson              250,000             $0.35            10 years
                                  250,000             $0.50            10 years

     The options to acquire 250,000 shares for $0.35 per share are immediately exercisable, and the options to acquire 250,000 shares for $0.50 per share become exercisable in two equal annual installments on the first and second anniversaries of the date of grant.

     The Committee and the Board also reaffirmed Affinity's bonus program under which Affinity may award cash and non-cash bonuses to officers of Affinity in the discretion of the Committee.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AFFINITY TECHNOLOGY GROUP, INC.
                                       (Registrant)


Date: July 18, 2006                    By: /s/ Joseph A. Boyle
                                           -------------------------------------
                                           Joseph A. Boyle
                                           President and Chief Executive Officer